PROSPECTUS SUPPLEMENT* Jan. 24, 2000

IDS Life Variable Annuity Fund A S-6164 J (4/99)
IDS Life Variable Annuity Fund B S-6165 J (4/99)

Effective immediately, the following revision applies to the "Portfolio Manager" section:

Anne Obermeyer joined American Express Financial Corporation in 1984 and serves as portfolio manager. She was appointed to manage IDS Life Variable Annuity Fund A and IDS Life Variable Annuity Fund B in January 2000. She has assisted in the management of several equity mutual funds and institutional portfolios since 1996.

*Valid until next prospectus update.